UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

______________________

Date of Report (Date of earliest event reported): January 26, 2017

Panther Biotechnology Inc.

(Exact Name of Registrant as Specified in its Charter)

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Nevada	000-55074	33-1221758
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1517 San Jacinto Street, Houston, Texas 77002

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (713) 652-3937

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information in Item 2.01 below regarding the One Exam Exchange Agreement, Secured Note, Security and Pledge Agreement, Consulting Agreement (each as defined below) and the Lock-Up Agreement, is incorporated in this Item 1.01 by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

One Exam Acquisition

On January 26, 2017, Panther Biotechnology, Inc. (“Panther”, the “Company”, “we” and “us”) consummated the transactions contemplated by a Share Exchange Agreement (the “One Exam Exchange Agreement”), by and between the Company, One Exam Prep LLC (“One Exam”), and the sole member of One Exam, Rob Estell. In connection with the closing of the transactions contemplated by the One Exam Exchange Agreement (the “One Exam Exchange”), we acquired 100% of the outstanding membership interests of One Exam from Mr. Estell in consideration for the Secured Note (defined below). The amount owed under the Secured Note is secured by a Security and Pledge Agreement, providing Mr. Estell a first priority security interest in all of the membership interests of One Exam, and allowing him to take over control and ownership of One Exam if we default in our obligations under the Secured Note. The One Exam Exchange has an effective date of January 1, 2017. The One Exam Share Exchange included standard and customary representations, warranties and indemnification rights.

As additional consideration for agreeing to the terms of the transaction, we agreed to issue Mr. Estell up to 1,000,000 shares of restricted common stock of the Company, as an earn-out, with shares being issued in fiscal 2017 and/or fiscal 2018 (up to a maximum of 1,000,000 in aggregate for both years (the “Earn-Out Shares”)), based on the following calculation: (a) total annual revenue of One Exam (for the years ended December 31, 2017 and 2018, as applicable) minus $1,000,000, divided by three, (b) plus total net profit of One Exam minus $100,000, multiplied by three, multiplied by (c) 0.30.

One Exam is in the business of exam preparation with a focus on construction training and certification. One Exam offers eLearning courses and weekly training classes and certification in a wide variety of topics for contractors with continuing education in 22 states with a goal of servicing all 50 states. One Exam owns over 70 domains pertaining to contractor licensing and continuing education throughout the United States. One Exam has written dozens of courses which are offered both in an online e-learning setting or in a classroom.

The Non-Recourse Secured Convertible Promissory Note (the “Secured Note”) provided to Mr. Estell at closing, evidences the principal amount of $300,000 owed to Mr. Estell, which does not accrue interest. Beginning on the first business day which falls thirty days after the earlier of (a) January 20, 2018; and (b) the date we determine in our sole discretion, and continuing month to month thereafter, a portion of the principal amount of the Secured Note equal to the lesser of (A) ten percent (10%) of the total trading volume of our common stock for the thirty (30) days prior to such applicable date; and (B) such number of shares of common stock as equals 4.99% of our then outstanding shares of common stock, multiplied by $0.50 per share, automatically converts into common stock. Additionally, on the first business day following January 20, 2019, the remaining balance of the Secured Note converts into common stock at a conversion price of $0.50 per share. If we fail to comply with any of the provisions of the Secured Note, Mr. Estell’s sole remedy is to take back ownership of the membership interests representing 100% of the ownership of One Exam. The Secured Note contains standard and customary events of default and may be prepaid at any time without penalty. Mr. Estell also entered into a Lock-Up Agreement with us in connection with the closing.

As part of the One Exam Exchange, we entered into a Consulting Agreement with Mr. Estell. The Consulting Agreement continues until December 31, 2020, terminable by either party with 90 days prior notice at any time, or 10 days’ notice by us upon the material breach of any term of the Consulting Agreement by Mr. Estell. We agreed to pay Mr. Estell compensation of $1,500 per week during the first year of the term; $1,575 per week during the second year of the term; and $1,654 per week during the third year of the term and Mr. Estell agreed to customary confidentiality and work made for hire terms in the agreement. We also agreed that Mr. Estell would be paid a $60,000 signing bonus, payable in four installments of $15,000 each on April 30, 2017, May 30, 2017, June 30, 2017 and July 30, 2017, and that Mr. Estell could earn a bonus on June 30th and December 31st, of each year during the term of the agreement, equal to (a) total revenue generated by One Exam and other related companies and assets we may acquire in the future, less (i) $500,000, less (ii) 50% of the total revenue for the prior annual period of any related companies and assets we may acquire in the future, (b) divided by 100 (rounded down to the nearest $250,000 increment); plus (x) total gross profit generated by One Exam and other related companies and assets we may acquire in the future, less (i) $37,500, less (ii) 50% of the total gross profit for the prior annual period of any related companies and assets we may acquire in the future; (y) divided by 100 (rounded down to the nearest $25,000 increment)(the “Bonus”). We are required to calculate the Bonus as soon as practicable after each June 30th and December 31st, and pay the Bonus due promptly after such calculation is made. In the event that the revenue or gross profit calculation above is negative, we shall decrease the applicable Bonus, provided that the Bonus may not be less than $0, provided further that any negative Bonus calculation for any period ending June 30th, carries over and adjusts downward any positive Bonus for any period ending December 31st.

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The foregoing descriptions of the One Exam Exchange Agreement, Secured Note, Security and Pledge Agreement, Consulting Agreement and Lock-Up Agreement, do not purport to be complete and are qualified in their entirety by reference to the One Exam Exchange Agreement, Secured Note, Security and Pledge Agreement and Consulting Agreement, copies of which are attached as Exhibits 2.1, 10.1, 10.2, and 10.3, hereto and incorporated by reference herein as Exhibit 10.4, respectively, to this Current Report on Form 8-K, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See the discussions under Item 1.01 above with respect to the Secured Note and Consulting Agreement, which are incorporated in this Item 2.03 in its entirety, by reference.

Item 3.02 Unregistered Sales of Equity Securities

In connection with the closing of the One Exam Share Exchange, we issued the Secured Note to Mr. Estell (which note is convertible into shares of our common stock) and agreed to issue up to 1,000,000 Earn-Out Shares.

The Company claims an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), for the offer and sale of the Secured Note and Earn-Out Shares, described above in Item 2.01, due to the fact that the foregoing offers and sales did not involve a public offering, the recipient took the securities for investment and not resale, the Company has taken appropriate measures to restrict transfer, and the recipient (a) is an “accredited investor,” and (b) has access to similar documentation and information as would be required in a Registration Statement under the Securities Act.

Item 7.01 Regulation FD Disclosure.

On January 27, 2017, the Company issued a press release announcing the entry into and the closing of the transactions contemplated by the One Exam Exchange Agreement and related matters as described above in Item 2.01. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number	Description of Exhibit	Filing
2.1+	Share Exchange Agreement by and among the Company, One Exam Prep LLC and the sole member of One Exam Prep LLC dated January 24, 2017	Filed herewith.
10.1	Non-Recourse Secured Convertible Promissory Note in the amount of $300,000, owed by the Company to Rob Estell, dated January 20, 2017	Filed herewith.
10.2	Security and Pledge Agreement by the Company in favor of Rob Estell, dated January 20, 2017	Filed herewith.
10.3	Consulting Agreement with Rob Estell, dated January 24, 2017	Filed herewith.
10.4	Form of Lock-Up Agreement	Incorporated by reference to Exhibit 10.6 to our Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 25, 2017
99.1	Press Release Dated January 27, 2017	Furnished herewith.

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+	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Panther Biotechnology Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Panther Biotechnology Inc.

Date: January 30, 2017	By: /s/ Evan M. Levine
Evan M. Levine, Chief Executive Officer

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibit	Filing
2.1+	Share Exchange Agreement by and among the Company, One Exam Prep LLC and the sole member of One Exam Prep LLC dated January 24, 2017	Filed herewith.
10.1	Non-Recourse Secured Convertible Promissory Note in the amount of $300,000, owed by the Company to Rob Estell, dated January 20, 2017	Filed herewith.
10.2	Security and Pledge Agreement by the Company in favor of Rob Estell, dated January 20, 2017	Filed herewith.
10.3	Consulting Agreement with Rob Estell, dated January 24, 2017	Filed herewith.
10.4	Form of Lock-Up Agreement	Incorporated by reference to Exhibit 10.6 to our Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 25, 2017
99.1	Press Release Dated January 27, 2017	Furnished herewith.

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+	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Panther Biotechnology Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

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